U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                -------------------------------------------------


       Date of Report (Date of earliest event reported): October 22, 2002

                           ASIA FIBER HOLDINGS LIMITED
               (Exact Name of Registrant as Specified in Charter)


          Delaware                               1-8334                              75-1071589
(State or other jurisdiction            (Commission File Number)                    (IRS Employer
    of incorporation)                                                          Identification No.)


                  Flat A18, 10/F., Block A, Proficient Centre,
                6 Wang Kwun Road, Kowloon Bay, Kowloon, Hong Kong
                          Telephone: 011-852-2796-4292
          (Address and telephone number of principal executive offices)

Item 1.    Changes in Control of Registrant.

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not appliable.

Item 3.    Bankruptcy or Receivership.

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not applicable.

Item 5.    Other Events.

           On October 22, 2002, the Registrant received letters from two members of its Board of Directors, Lung Po Ching and Wai On Wan, wherein Mr. Ching resigned as a director and from the office of Chairman and all capacities as an officer or employee, and Mr. Wan resigned as a director and secretary. Mr. Ching's letter stated that the reason for his resignation was the inability to contribute his time and energy on the affairs of the Registrant, resulting from his physical conditions and his great amount of responsibilities and duties in some other companies. Mr. Wan's letter stated that his resignation was for personal reasons. Neither Mr. Ching nor Mr. Wan expressed any disagreements with the Registrant on any matters relating to the Registrant's operations, policies or practices; therefore, these resignations are not reportable in Item 6 of this Form 8-K.

Item 6.    Resignations of Registrant's Directors

           Not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           Not applicable.

Item 8. Change in Fiscal Year.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           ASIA FIBER HOLDINGS LIMITED



October 24, 2002                            By: /s/ Zhao Rui Min
                                               ---------------------------------

                                            Name: Zhao Rui Min
                                                 -------------------------------

                                            Title: President
                                                   -----------------------------



                                      -3-